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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): July 16, 2001


                       PROVIDENT BANKSHARES CORPORATION
              (Exact name of registrant as specified in charter)


    MARYLAND                       0-16421                      52-1518642
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
 incorporation)


             114 East Lexington Street, Baltimore, Maryland 21202
         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (410) 277-7000


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 6, 7, 8 AND 9 NOT APPLICABLE.

ITEM 5.     OTHER EVENTS.

          On July 16, 2001, Provident Bankshares Corporation ("Provident") issued a press release announcing that it has rescheduled the release of its second quarter earnings. A copy of the press release is attached hereto as
Exhibit 99.1.





















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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PROVIDENT BANKSHARES CORPORATION


                                By:   /s/ Peter M. Martin
                                      ------------------------------------
                                      Peter M. Martin
                                      Chairman of the Board and Chief Executive
                                      Officer

Date: July 16, 2001













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                                  EXHIBIT INDEX




    EXHIBIT                        DESCRIPTION
    -------                        -----------

     99.1       Press release dated July 16, 2001.













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